UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2007

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-33488	20-8995389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

M&I LLC

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously reported, on April 3, 2007, Marshall & Ilsley Corporation (“Old Marshall & Ilsley”) entered into the following agreements (the “Transaction Documents”):

•

an Investment Agreement (the “Investment Agreement”) with Metavante Corporation (“Metavante”), a subsidiary of Old Marshall & Ilsley, Metavante Technologies, Inc., then known as Metavante Holding Company (“Metavante Technologies”), a subsidiary of Old Marshall & Ilsley, Montana Merger Sub Inc. (“Merger Sub”), a subsidiary of Metavante Technologies, and WPM, L.P. (“Investor”), an affiliate of Warburg Pincus LLC, a limited partnership organized by Warburg Pincus Private Equity IX, L.P., a global private equity investment fund managed by Warburg Pincus LLC;

•	a Separation Agreement with Metavante, Metavante Technologies and the entity then known as New M&I Corporation (“New Marshall & Ilsley”), a subsidiary of Metavante Technologies;

•	an Employee Matters Agreement with Metavante, Metavante Technologies and New Marshall & Ilsley (which was subsequently amended on April 21, 2007); and

•	a Tax Allocation Agreement with Metavante, Metavante Technologies and New Marshall & Ilsley.

The Transaction Agreements provided for the separation of Old Marshall & Ilsley and Metavante into two independent publicly-traded companies: New Marshall & Ilsley and Metavante Technologies.

On November 1, 2007 (the “Closing Date”), the parties completed the separation contemplated by the Transaction Agreements. In the separation,

•	Merger Sub merged with and into Old Marshall & Ilsley (the “Holding Company Merger”);

•

As a result of the Holding Company Merger, Old Marshall & Ilsley’s shareholders received (a) one share of Metavante Technologies common stock for every three shares of Old Marshall & Ilsley common stock held, which shares in the aggregate, following the completion of the transactions, represented approximately 75% of the common stock of Metavante Technologies, and (b) cash in lieu of any fractional shares of Metavante Technologies common stock they would have been entitled to receive;

•

Old Marshall & Ilsley’s shareholders received three shares of New Marshall & Ilsley common stock for each whole share of Metavante Technologies common stock received as a result of the Holding Company Merger;

•	Old Marshall & Ilsley was converted into a limited liability company named M&I LLC (“M&I LLC”) and its membership interests were contributed to New Marshall & Ilsley;

•	New Marshall & Ilsley restated its articles of incorporation to, among other things, change its name to “Marshall & Ilsley Corporation”;

•

Metavante Technologies issued shares of Class A common stock to Investor for $625 million, representing 25% of the common stock of Metavante Technologies (which Class A common stock was automatically converted into Metavante Technologies common stock at 12:01 a.m. on November 2, 2007);

•	Metavante Technologies incurred approximately $1.75 billion of indebtedness; and

•	Metavante Technologies paid off certain intercompany indebtedness owed to Old Marshall & Ilsley (the amount owed was approximately $982 million) and

2

Metavante Technologies contributed to New Marshall & Ilsley $1.665 billion in cash (which included the $625 million of proceeds from the sale of the Metavante Technologies common stock to Investor).

Item 1.02.	Termination of a Material Definitive Agreement.

On November 2, 2007, Andrew N. Baur and New Marshall & Ilsley agreed to end the Consulting Agreement (the “Consulting Agreement”) entered into in 2004 between Mr. Baur and Southwest Bank of St. Louis (“Southwest”), a subsidiary of New Marshall & Ilsley. Mr. Baur will continue in his roles as a director of New Marshall & Ilsley and the Chairman of the Board of Southwest. The Consulting Agreement will end effective December 31, 2007, after which Mr. Baur will continue to be entitled to reimbursement for all reasonable travel and other expenses, including a company-owned vehicle, incurred by him in connection with his continuing roles with New Marshall & Ilsley and Southwest, but will no longer be entitled to the compensation and benefits set forth in the Consulting Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Pursuant to the transactions contemplated under the Investment Agreement and described in the “Introduction” section of this Current Report on Form 8-K, on the Closing Date Old Marshall & Ilsley completed the disposition of the shares of common stock of Metavante Technologies. The unaudited pro forma condensed consolidated financial statements of New Marshall & Ilsley required by Item 9.01(b) of Form 8-K are attached as Exhibit 99(b) to Old Marshall & Ilsley’s quarterly report on Form 10-Q for the quarter ended June 30, 2007 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Closing Date, New Marshall & Ilsley entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) with M&I LLC and The Bank of New York (successor to JPMorgan Chase Bank, N.A. and Manufacturers Hanover Trust Company), as trustee. The Fourth Supplemental Indenture supplemented the indenture, dated as of November 15, 1985, as amended and supplemented (the “1985 Indenture”), relating to the issuance from time to time by Old Marshall & Ilsley of its debt securities thereunder. As of the Closing Date, there was approximately $1.0 billion in aggregate principal amount of debt outstanding under the 1985 Indenture.

Also on the Closing Date, New Marshall & Ilsley entered into a Second Supplemental Indenture (the “Second Supplemental Indenture” and, together with the Fourth Supplemental Indenture, the “Supplemental Indentures”) with M&I LLC and BNY Midwest Trust Company, as trustee. The Second Supplemental Indenture supplemented the indenture, dated as of June 1, 2004, as amended and supplemented (the “2004 Indenture” and, together with the 1985 Indenture, the “Indentures”), relating to the issuance from time to time by Old Marshall & Ilsley of its debt securities thereunder. As of the Closing Date, there was approximately $400.0 million in aggregate principal amount of debt securities outstanding under the 2004 Indenture.

Pursuant to the Supplemental Indentures, New Marshall & Ilsley irrevocably and unconditionally guaranteed the obligations of Old Marshall & Ilsley with respect to (1) the debt securities outstanding under the Indentures as of the Closing Date, and (2) any debt securities authorized and issued by

3

Old Marshall & Ilsley under the Indentures after such date, but only if and to the extent that the terms of such debt securities specifically make the guarantee applicable to such securities and New Marshall & Ilsley consents to such application. Copies of the Supplemental Indentures are attached hereto as Exhibits 4.1 and 4.2 and are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As described in the “Introduction” section of this Current Report on Form 8-K, on the Closing Date, pursuant to the Holding Company Merger, Old Marshall & Ilsley became a wholly-owned subsidiary of Metavante Technologies, Old Marshall & Ilsley converted into M&I LLC, a Wisconsin limited liability company, and its membership interests were subsequently contributed to New Marshall & Ilsley. New Marshall & Ilsley is the sole member and owner of M&I LLC.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, New Marshall & Ilsley restated its articles of incorporation (the “Restated Articles of Incorporation”) and amended and restated its by-laws (the “Amended and Restated By-laws”). A description of the material provisions of the Restated Articles of Incorporation and the Amended and Restated By-laws is included in the proxy statement/prospectus-information statement filed with the SEC by Old Marshall & Ilsley as a proxy statement on Schedule 14A on September 20, 2007 and by New Marshall & Ilsley as Exhibit 99.1 to Amendment No. 4 to its registration statement on Form 10 on October 10, 2007. Copies of the Restated Articles of Incorporation and the Amended and Restated By-laws are filed as Exhibits 4.2 and 4.3, respectively, to New Marshall & Ilsley’s registration statement on Form S-3 dated November 6, 2007 and are incorporated herein by reference.

In addition, on the Closing Date, Old Marshall & Ilsley converted from a Wisconsin corporation to a Wisconsin limited liability company, the sole member of which is New Marshall & Ilsley. Copies of the Articles of Organization and Operating Agreement of M&I LLC Marshall & Ilsley are attached hereto as Exhibits 3.3 and 3.4, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Restated Articles of Incorporation of New Marshall & Ilsley, incorporated by reference to Exhibit 4.2 of the registration statement on Form S-3 of New Marshall & Ilsley dated November 6, 2007

3.2	Amended and Restated By-laws of New Marshall & Ilsley, incorporated by reference to Exhibit 4.3 of the registration statement on Form S-3 of New Marshall & Ilsley dated November 6, 2007

3.3	Articles of Organization of M&I LLC

3.4	Operating Agreement of M&I LLC

4.1	Fourth Supplemental Indenture, dated as of November 1, 2007, among M&I LLC, Marshall & Ilsley Corporation and the Bank of New York (successor to JPMorgan Chase Bank, N.A. and Manufacturers Trust Company), as trustee

4.2	Second Supplemental Indenture, dated as of November 1, 2007, among M&I LLC, Marshall & Ilsley Corporation and BNY Midwest Trust Company, as trustee

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of New Marshall & Ilsley, incorporated by reference to Exhibit 99(a) to Old Marshall & Ilsley’s quarterly report on Form 10-Q for the quarter ended June 30, 2007

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2007	MARSHALL & ILSLEY CORPORATION

	By:	/s/ Randall J. Erickson
Randall J. Erickson
Senior Vice President, Chief Administrative Officer and General Counsel

Dated: November 7, 2007	M&I LLC

	By:	/s/ Randall J. Erickson
Randall J. Erickson
Vice President and Secretary

5

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Articles of Incorporation of New Marshall & Ilsley, incorporated by reference to Exhibit 4.2 of the registration statement on Form S-3 of New Marshall & Ilsley dated November 6, 2007

3.2	Amended and Restated By-laws of New Marshall & Ilsley, incorporated by reference to Exhibit 4.3 of the registration statement on Form S-3 of New Marshall & Ilsley dated November 6, 2007

3.3	Articles of Organization of M&I LLC

3.4	Operating Agreement of M&I LLC

4.1	Fourth Supplemental Indenture, dated as of November 1, 2007, among M&I LLC, Marshall & Ilsley Corporation and the Bank of New York (successor to JPMorgan Chase Bank, N.A. and Manufacturers Trust Company), as trustee

4.2	Second Supplemental Indenture, dated as of November 1, 2007, among M&I LLC, Marshall & Ilsley Corporation and BNY Midwest Trust Company, as trustee

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of New Marshall & Ilsley, incorporated by reference to Exhibit 99(a) to Old Marshall & Ilsley’s quarterly report on Form 10-Q for the quarter ended June 30, 2007